                                                                   Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-36910, 333-36912, 333-36914, 333-36918, 333-36934, 333-40904, 333-63012
and 333-63022 of T/R Systems, Inc. on Form S-8 of our report dated
February 25, 2002, appearing in the Annual Report on Form 10-K of
T/R Systems, Inc. for the year ended January 31, 2002.



/s/ DELOITTE & TOUCHE LLP

Atlanta, GA
April 22, 2002